3Q18 Investor Presentation

Forward-Looking Statements This presentation contains various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 about Renasant Corporation (“Renasant,” “we,” “our,” or “us”) that are subject to risks and uncertainties. Congress passed the Private Securities Litigation Reform Act of 1995 in an effort to encourage companies to provide information about their anticipated future financial performance. This act provides a safe harbor for such disclosure, which protects a company from unwarranted litigation if actual results are different from management expectations. Forward-looking statements include information concerning our future financial performance, business strategy, projected plans and objectives. These statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements, and such differences may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” and “could,” are generally forward-looking in nature and not historical facts. Investors should understand that the following important factors, in addition to those discussed elsewhere in this presentation as well as in reports we file with the Securities and Exchange Commission, could cause actual results to differ materially from those expressed in such forward-looking statements: (i) our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations, including with respect to our pending acquisition of Brand Group Holdings, Inc.; (ii) the timing of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (iii) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, mortgage lending and auto lending industries; (iv) the financial resources of, and products available to, competitors; (v) changes in laws and regulations as well as changes in accounting standards; (vi) changes in regulatory policy; (vii) changes in the securities and foreign exchange markets; (viii) our potential growth, including our entrance or expansion into new markets, and the need for sufficient capital to support that growth; (ix) changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (x) an insufficient allowance for loan losses as a result of inaccurate assumptions; (xi) general market or business conditions; (xii) changes in demand for loan products and financial services; (xiii) concentration of credit exposure; (xiv) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; and (xv) other circumstances, many of which are beyond management’s control. Our management believes the forward-looking statements about us are reasonable. However, investors should not place undue reliance on them. Any forward-looking statements in this presentation are not guarantees of future performance. They involve risks, uncertainties and assumptions, and actual results, developments and business decisions may differ from those contemplated by those forward-looking statements. Many of the factors that will determine these results are beyond our ability to control or predict. We expressly disclaim any duty to update or revise any forward-looking statements, all of which are expressly qualified by the statements above. 2

Current Footprint More than 180 banking, lending, wealth management and insurance offices Portfolio Loans* Northern 27% Eastern 25% Western 27% Central 21% Total Deposits* Northern 18% Western Eastern 45% 22% Central 15% 3 *As of June 30, 2018

Four Key Strategic Initiatives • Focus on highly-accretive acquisition opportunities Capitalize on • Leverage existing markets Opportunities • Seek new markets • New lines of business • Superior returns • Revenue growth / Expense control Enhance Profitability • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth • Enhance credit process, policies and personnel Focus on Risk • Aggressively identify and manage problem credits Management • Board focus on Enterprise Risk Management • Selective balance sheet growth Build Capital Ratios • Maintain dividend • Prudently manage capital 4

Renasant Footprint – June 2010 Financial Highlights Assets $3.59 Billion Gross Loans $2.28 Billion Deposits $2.69 Billion Source: SNL Financial

Market Expansion Since 2010

RENASANT CORPORATION | Understanding You.

2018	**Whole Bank Transaction:**	Brand Group Holdings, Inc.[1] | Lawrenceville, GA | Assets: $2.4 billion
2017	**Whole Bank Transaction:** **De novo expansion:**	Metropolitan BancGroup, Inc. | Ridgeland, MS | Assets: $1.2 billion Mobile, AL
2016	**Whole Bank Transaction:**	KeyWorth Bank | Atlanta, GA | Assets: $399 million
2015	**Whole Bank Transaction:**	Heritage Financial Group, Inc. | Albany, GA | Assets: $1.9 billion
2013	**Whole Bank Transaction:** **De novo expansion:**	First M&F Corporation | Kosciusko, MS | Assets: $1.5 billion Bristol, TN | Johnson City, TN
2012	**De novo expansion:**	Maryville, TN | Jonesborough, TN
2011	**FDIC-Assisted Transaction:** **Trust Acquisition:** **De novo expansion:**	American Trust Bank | Roswell, GA | Assets: $145 million RBC (USA) Trust Unit | Birmingham, AL | Assets: $680 million Montgomery, AL | Starkville, MS | Tuscaloosa, AL
2010	**FDIC-Assisted Transaction:** **De novo expansion:**	Crescent Bank and Trust | Jasper, GA | Assets: $1.0 billion Columbus, MS

(1) Announced March 28, 2018

Current Footprint Over 180 banking, lending, wealth management and insurance offices Highlights* Assets $10.5 billion Gross Loans $7.8 billion Deposits $8.4 billion *As of June 30, 2018 7

Announced Merger of Renasant Corporation and Brand Group Holdings, Inc. March 28, 2018 8

Transaction Terms and Multiples Target: . Brand Group Holdings, Inc. (“Brand”) . $453 million aggregate consideration (1)(2) Implied Purchase Price: . $1,447 per Brand common share (1) ‒ Price / Tangible Book Value per Share: 224% . 95% stock / 5% cash ‒ 32.87 RNST shares and $77.50 of cash for each Brand common share, subject to Consideration: adjustment (3) . Tax free transaction for stock component . All in-the-money options to be cashed out at a fixed price of $1,550 at close, subject Options: to adjustment (3) Pro Forma Ownership Split: . 83.5% RNST / 16.5% Brand Additional Related . $54.8 million of Brand’s classified assets to be sold at current book balance (3) Transactions Prior to Closing: . Brand’s mortgage subsidiary divested Management and . Brand’s CEO, Bartow Morgan Jr., appointed Chief Commercial Banking Officer Board of Directors: . One independent Brand director will be appointed to the RNST board Required Approvals: . Customary regulatory approval and Brand shareholder approval Expected Closing: . Third quarter 2018 (1) Based on RNST’s stock price of $41.66 as of 3/27/18, a fixed  per share exchange ratio of 32.87x and a per share cash payment of $77.50 (2) Includes the value of options that will be cashed out at closing 9 (3) If classified assets are sold at a discount to current book balance, the purchase price to common holders will be reduced on a dollar for dollar basis based upon the after‐tax  difference; the option cash‐out amount will be adjusted similarly

Transaction Rationale  Strategically Important ‒ Acquisition of 110+ year-old bank with quality core client base • $1.25 billion in transaction-related core deposits ‒ Strengthens RNST’s market presence in the attractive Atlanta MSA to be ranked in the top 10 (1) • 27% of pro forma franchise located in the Atlanta MSA (1) • Atlanta is the 9th largest MSA in the nation and the 2nd largest in the Southeast by population, with ~6 million people ‒ 9 of Brand’s 13 branches (2), or 97% of deposits, are in Gwinnett County, the 2nd largest county in the Atlanta MSA ‒ Complementary cultures and business model  Financially Attractive ‒ Double digit EPS accretion, once cost savings are fully realized (3) ‒ Mid single digit initial dilution to tangible book value; earned back within 3 years (4) ‒ Estimated IRR exceeds 20% ‒ Cost savings assumption based on market overlap and past acquisition experience ‒ Pro forma regulatory capital ratios remain above “well capitalized” guidelines (4) ‒ Pro forma C&D and CRE concentrations remain below regulatory recommended thresholds (4)  Lower Risk Opportunity ‒ In-market transaction ‒ Extensive due diligence process completed • ~77% of non-classified loans by book balance greater than $5 million reviewed • 100% of classified assets reviewed ‒ Manageable asset size and branch network ‒ Essentially all classified assets excluded from transaction ‒ Key members of Brand management to remain with RNST ‒ Track record of 7 successfully integrated acquisitions over the last 10 years Source: SNL Financial Demographic data as of 6/30/17; financial data as of 12/31/17 (1) Based on 6/30/17 deposits (2) Includes BrandExpress branches 10 (3) Excludes one‐time merger related expenses (4) Includes one‐time merger related expenses

Atlanta – The Southeast's Most Attractive MSA

RENASANT CORPORATION | Understanding You.

Brand's Strategic Branch Footprint


Pickens
Dawson
Hall
Bartow
Cherokee
Forsyth
Fulton
Barrow
Paulding
Cobb
Gwinnett
DeKalb
Walton
Douglas
Rockdale
Carroll
Fulton
Newton
Morgan
Clayton
Henry
Fayette
Coweta
Butts
Jasper
Spalding
Meriwether
Pike
Lamar
Brand Branches (8)
BrandExpress Branches (5)
Counties >200,000 pop.

Atlanta MSA Highlights

- 2nd largest MSA in the Southeast by population at ~6mm
  - 9th largest in the U.S.
- Largest MSA in the Southeast by GDP at ~$300bn
  - 8th largest in the U.S.
- Highest concentration of Fortune 500 companies (15) in the Southeast
  - 3rd highest in U.S.
- 2nd wealthiest MSA in Southeast by household income at $65 thousand
- World's busiest airport for 17 years running
  - 80% of U.S. population within a 2-hour flight

Atlanta MSA Community & Regional Independent Banks (1)

Rank	Institution	Assets ($bn)	% ATL (2)	ATL DMS Rank (3)
1	Landmark Bancshares, Inc.	$0.5	100 %	25
2	Brand Group Holdings, Inc.	2.3	97	12
3	United Bank Corp.	1.3	84	17
4	Fidelity Southern Corp.	4.6	78	8
5	MetroCity Bankshares, Inc.	1.1	77	21
6	Piedmont Bancorp, Inc.	0.8	75	24
7	Atlantic Capital Bancshares, Inc.	2.7	74	13
8	Charter Financial Corp.	1.4	53	23
9	State Bank Financial Corp.	5.2	30	16

Top Tier Demographics

'18 – '23 Pop. Growth


3.5%
5.0%
6.5%
7.4%
US
Georgia
Atlanta
Gwinnett County

2023 Proj. Median HHI


$61,045
$56,017
$65,167
$73,600
US
Georgia
Atlanta
Gwinnett County

Source: SNL Financial, www.ATL.com
Financial data as of 12/31/17; demographic and deposit market share data as of 6/30/17; pro forma for announced transactions

(1) Includes banks with total assets between $500 million and $10 billion and more than $500 million of deposits in the Atlanta MSA; excludes merger targets at the time of Brand merger announcement
(2) Indicates percentage of total deposits held in Atlanta MSA; table is ranked by this category
(3) Ranking of deposit market share of all institutions with deposits in the Atlanta MSA

11

Our Pro Forma Atlanta Franchise

RENASANT CORPORATION | Understanding You.

Atlanta MSA Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Wells Fargo & Co.	$19,950	20.5 %	182
2	Bank of America Corp.	17,014	17.5	131
3	SunTrust Banks Inc.	10,082	10.4	155
4	BB&T Corp.	5,674	5.8	78
5	Synovus Financial Corp.	4,912	5.1	42
6	JPMorgan Chase & Co.	4,352	4.5	79
7	Regions Financial Corp.	3,690	3.8	65
8	Fidelity Southern Corp.	3,062	3.2	46
9	PNC Financial Services Group Inc.	2,801	2.9	66
	Pro Forma	**2,740**	**2.8**	**25**
10	Bank of the Ozarks	2,636	2.7	38
12	**Brand Group Holdings Inc.**	**1,840**	**1.9**	**7**
18	**Renasant Corp.**	**901**	**0.9**	**18**

Gwinnett County Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Wells Fargo & Co.	$3,179	19.8 %	30
2	Bank of America Corp.	2,660	16.5	24
	Pro Forma	**1,959**	**12.2**	**9**
3	SunTrust Banks Inc.	1,955	12.2	23
4	**Brand Group Holdings Inc.**	**1,840**	**11.4**	**7**
5	BB&T Corp.	956	5.9	12
6	East West Bancorp Inc.	634	3.9	1
7	JPMorgan Chase & Co.	621	3.9	13
8	Piedmont Bancorp Inc.	402	2.5	3
9	United Community Banks Inc.	389	2.4	3
10	PNC Financial Services Group Inc.	346	2.2	12
21	**Renasant Corp.**	**119**	**0.7**	**2**

Pro Forma Atlanta MSA Branch Footprint (1)


Pickens
Dawson
Cherokee
Bartow
Forsyth
Hall
Barrow
Paulding
Cobb
Gwinnett
Haralson
DeKalb
Walton
Douglas
Atlanta
Rockdale
Morgan
Fulton
Clayton
Carroll
Newton
Henry
Coweta
Fayette
Heard
Jasper
Butts
Spalding
Pike
Lamar
Meriwether
Monroe
RNST Branches
Brand Branches
BrandExpress Branches

Market Overlap: 1 traditional Brand branch, or 13%, is within 1 mile of an existing RNST branch; 2 traditional Brand branches, or 25%, are within 5 miles

Source: SNL Financial
Deposit data as of 6/30/17; pro forma for announced transactions
Excludes branches with deposits greater than $1.5 billion
(1) Hall county not within Atlanta MSA; included to show full Brand footprint

12

Financial Impact of the Transaction Assumptions Attractive Returns . Cost Savings . Double digit EPS accretion expected, once cost savings are fully realized ‒ 35% of total noninterest expense (50% realization rate in 2018; 100% in 2019 andthereafter) . Mid single digit dilution to tangible book value . Pre-Tax Merger Expenses per share at closing, earned back within 3.0 years ‒ $42 million . Fair Market Value Adjustments: . Estimated IRR exceeds 20% ‒ Loan Mark: $21 million . Pro forma C&D and CRE concentrations remain ‒ Other Net Asset / Liability Marks: $7 below regulatory recommended thresholds million . Core Deposit Intangible Pro Forma Capital ‒ 2.0% of transaction accounts, 10 year amortization . Pro forma capital ratios are expected to remain . Assumes reduction in Brand’s future well in excess of “well capitalized” minimums interchange income (crossing $10 billion at close asset threshold by year-end 2018) . Estimated closing in 3Q 2018 . Pro forma TCE / TA of approximately 8.9% at close 13

Our Pro Forma Company Pro Forma Footprint Pro Forma Financial Highlights Johnson City Assets $12.2 bn Knoxville 40 Nashville (1) 40 Loans $9.5 bn TENNESSEE Deposits Memphis 65 24 $9.8 bn Huntsville 75 Branches 162 Tupelo 20 Loans / Deposits 96.5% (2) Birmingham $2.5 bn Atlanta Market Cap Augusta 20 Auburn Macon Pro Forma Deposits by State Jackson GEORGIA Savannah Georgia Montgomery 36% 59 75 65 Albany MISSISSIPPI ALABAMA 55 10 Mississippi FLORIDA 10 36% RNST Branches Gainesville Brand Branches 95 Ocala BrandExpress Branches Tennessee Florida 15% 2% Alabama 10% Source: SNL Financial Data as of 12/31/17; deposits by state as of 6/30/17; excludes purchase  accounting adjustments Note: Chart does not total 100% due to rounding 14 (1) Excludes loans held for sale (2) Market cap calculated using RNST’s price of $41.66, as of 3/27/18

Four Key Strategic Initiatives • Focus on highly-accretive acquisition opportunities Capitalize on • Leverage existing markets Opportunities • Seek new markets • New lines of business • Superior returns • Revenue growth / Expense control Enhance Profitability • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth • Enhance credit process, policies and personnel Focus on Risk • Aggressively identify and manage problem credits Management • Board focus on Enterprise Risk Management • Selective balance sheet growth Build Capital Ratios • Maintain dividend • Prudently manage capital 15

Total Assets • Reduced balance sheet to $10,000 manage assets below $10 billion at December 31, 2017 • Deleverage strategy included: $8,000 • Reduction of $479 million in investment securities • Reduction of $99 million $6,000 in mortgage loans held for sale • Purchased investment securities of $318 million in $4,000 1Q18 and $180 million in 2Q18 $2,000 $0 Total Assets Deposits 16

Diluted Earnings Per Share* $3.00 $0.80 $0.75 $0.70 $0.70 $2.50 $2.42 $0.64 $2.31 $0.61 $0.62 $0.59 $0.59 $0.59 $2.10 $0.60 $0.54 $0.55 $2.00 $1.89 $0.50 $1.50 $1.38 $0.40 $1.09 $0.30 $1.00 $0.20 $0.50 $0.10 $0.00 $0.00 2012 2013 2014 2015 2016 2017 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 * Diluted earnings per share excludes revaluation of net deferred tax assets, merger expense, debt extinguishment penalty, and loss share termination. See slide 44 for reconciliation of Non-GAAP disclosure to GAAP. 17

Enhanced Profitability Return on Assets* Return on Tangible Equity* 1.60% 18.00% 16.92% 1.44% 16.37% 16.23% 16.34% 1.39% 16.10% 1.40% 16.00% 14.48% 1.20% 1.20% 1.15% 14.00% 1.10% 12.17% 1.03% 12.00% 1.00% 0.80% 10.00% 9.40% 0.80% 0.66% 8.00% 0.60% 6.00% 0.40% 4.00% 0.20% 2.00% 0.00% 0.00% 2012 2013 2014 2015 2016 2017 1Q18 2Q18 2012 2013 2014 2015 2016 2017 1Q18 2Q18 * Return on assets and return on tangible equity each excludes revaluation of net deferred tax assets, merger expense, debt extinguishment penalty, and loss share termination. See slides 45 and 46 for reconciliations of these non-GAAP disclosures 18 to GAAP.

Total Portfolio Loans $8,000,000 • Loans not purchased increased $7,000,000 $228 million, or 16% annualized, during 2Q18 $6,000,000 • Net loan growth totaled $70 $5,000,000 million during 2Q18 $4,000,000 • Company maintains strong $3,000,000 pipelines throughout all markets which will continue to $2,000,000 drive further loan growth $1,000,000 $0 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 ($ in thousands) Not Purchased Purchased Covered Purchased ($ in millions) 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Not $2,886 $3,268 $3,830 $4,075 $4,292 $4,526 $4,714 $4,834 $5,059 $5,294 $5,588 $5,830 $6,058 Purchased Purchased $182 $143 $93 $45 $42 $30 - ------ Covered* Purchased Not $813 $577 $1,490 $1,453 $1,631 $1,549 $1,489 $1,402 $1,312 $2,155 $2,032 $1,868 $1,710 Covered Total Loans $3,881 $3,988 $5,413 $5,573 $5,965 $6,105 $6,203 $6,236 $6,371 $7,449 $7,620 $7,698 $7,768 * Covered loans are subject to loss-share agreements with FDIC. Loss-share agreements with FDIC were terminated in 4Q16. 19

Diversified Loan Portfolio . At June 30, 2018, loans totaled $7.8 billion  78% Not Purchased  22% Purchased Non Owner Occupied 25% Owner Occupied 18% C&I 13% 1-4 Family Consumer 32% 2% Const Land Dev 8% 2% 20

C&D and CRE Loan Concentration Levels Acquisition, Development & Construction (ADC) and Commercial Real Estate (CRE) ADC Loans as a Percentage of CRE Loans (Construction & Perm) as a Risk Based Capital Percentage of Risk Based Capital 100% 300% 277% 91% 267% 87% 258% 251% 83% 82% 83% 244% 81% 80% 80% 250% 242% 244% 242% 80% 76% 231% 227% 230% 69% 66% 200% 60% 150% 40% 100% 20% 50% 0% 0% 21

Focus on Core Funding $9,000,000 2.50% $8,000,000 $7,000,000 2.00% $6,000,000 ) 1.50% $5,000,000 $4,000,000 1.00% $3,000,000 ($ in thousands $2,000,000 0.50% $1,000,000 $- 0.00% 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Total Deposits Cost of Deposits Fed Funds $2,000,000 Non Interest Bearing Demand Deposits 2Q 2018 $1,800,000 $1,600,000 Non Interest $1,400,000 DDA Other Int $1,200,000 21% Bearing Accts $1,000,000 Borrowed 52% $800,000 Funds 6% $600,000 Time Deposits 21% $400,000 $200,000 $- Cost of Funds ($ in thousands) .65% 22

Net Interest Income and Net Interest Expense 6.00% 6.00% 5.00% 5.00% 4.00% 4.00% 3.00% 3.00% Margin Yield/Cost 2.00% 2.00% 1.00% 1.00% 0.00% 0.00% 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Yield on Earning Assets Cost of Funds Margin ($ in thousands) 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Net Interest $157,133 $202,482 $72,351 $70,054 $77,157 $75,731 $78,049 $74,015 $79,603 $90,017 $93,262 $89,240 $92,389 Income Net Interest 3.96% 4.12% 4.33% 4.21% 4.29% 4.15% 4.24% 4.01% 4.27% 4.08% 4.25% 4.20% 4.16% Margin Yield on 4.53% 4.59% 4.65% 4.57% 4.66% 4.54% 4.66% 4.43% 4.68% 4.55% 4.75% 4.72% 4.79% Earning Assets Cost of Funds 0.57% 0.47% 0.32% 0.37% 0.38% 0.40% 0.42% 0.43% 0.43% 0.49% 0.52% 0.53% 0.65% 23

Sources of Non Interest Income* ($ in thousands) • Diversified sources of noninterest income Non Interest Income* $45,000 • Opportunities for growing Non Interest Income $40,000  $35,000 Expansion of Trust Division Wealth Management $30,000 services into larger, metropolitan markets $25,000 Expansions within our de novo operations $20,000 $15,000 Expansion of the Mortgage Division within new $10,000 markets $5,000 Preserved debit card revenue in 2018 by $- deleveraging the balance sheet below $10B in assets in 4Q17 1Q08 Svc Chgs 2Q18 Svc Chgs $14M* 39% $36M* 6% Insurance 23% Insurance 6% Mtg Inc Mtg Inc 8% 36% 12% 11% Wealth Mgmt Wealth Mgmt 5% Fees & Comm 17% Fees & Comm 27% Other 10% Other 24 *Non interest income excludes gains from securities transactions. See slide 43 for reconciliation of Non-GAAP disclosure to GAAP

Improved Efficiency 80.00% • Continued focus on managing noninterest expenses and 75.00% improving efficiency • Provided resources for eight 70.00% de novo expansions since 2011 • Fluctuations in mortgage loan 65.00% expense driven by higher mortgage production 60.00% 55.00% 50.00% 45.00% 2013 2014 2015 2016 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Efficiency Ratio* Efficiency Ratio ex. Mortgage* * Excludes debt extinguishment penalties, amortization of intangibles, loss share termination charges and merger-related expenses from noninterest expense and profit (loss) on sales of securities and gains on acquisitions from noninterest income. See slides 41 and 42 for reconciliation of Non- GAAP disclosure to GAAP. 25

Four Key Strategic Initiatives • Focus on highly-accretive acquisition opportunities Capitalize on • Leverage existing markets Opportunities • Seek new markets • New lines of business • Superior returns • Revenue growth / Expense control Enhance Profitability • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth • Enhance credit process, policies and personnel Focus on Risk • Aggressively identify and manage problem credits Management • Board focus on Enterprise Risk Management • Selective balance sheet growth Build Capital Ratios • Maintain dividend • Prudently manage capital 26

Non Performing Assets Continue to Decline Both on a Linked Quarter and Y-O-Y Basis 2.50% . Not purchased NPAs are now below pre-credit cycle levels . 2.00% Loss-share agreements with FDIC were terminated in 4Q 2016 1.50% 1.00% Not Purchased Purchased Not Covered NPL’s $11.1M $10.1M 0.50% ORE $4.7M $9.0M Total NPA’s $15.8M $19.1M 0.00% Not Purchased Purchased Covered Purchased Not Covered As a percentage of total assets 27

Proactive in Providing Reserves for Problem Credit Resolution $6,000 450% • Net charge-offs: 400% $5,000 • 4 bps in 2Q18 350% • Provision for loan losses: $4,000 300% • $1.81 million in 2Q18 250% $3,000 ($ in thousands) 200% $2,000 150% 100% $1,000 50% $- 0% 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 ($)Provision for Loan Losses ($)Net Charge Offs Coverage Ratio* Allowance for Loan Losses as % of Non-Purchased Loans* 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 1.65% 1.29% 1.11% 1.05% 1.03% 1.01% 0.91% 0.89% 0.87% 0.84% 0.83% 0.80% 0.78% * Ratios excludes loans and assets purchased in connection with recent acquisitions or loss share transactions. 28

Strong Credit Quality Metrics NPLs and Early Stage Delinquencies (30-89 Days Past Due Loans)* $25,000 $20,000 NPLs 30-89 $15,000 Days $10,000 $5,000 $0 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 ($ in thousands) *Amounts exclude loans and assets purchased in connection with recent acquisitions or loss-share transactions. • NPL’s to total loans were 0.18% as of June 30, 2018 29

Four Key Strategic Initiatives • Focus on highly-accretive acquisition opportunities Capitalize on • Leverage existing markets Opportunities • Seek new markets • New lines of business • Superior returns • Revenue growth / Expense control Enhance Profitability • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth • Enhance credit process, policies and personnel Focus on Risk • Aggressively identify and manage problem credits Management • Board focus on Enterprise Risk Management • Selective balance sheet growth Build Capital Ratios • Maintain dividend • Prudently manage capital 30

Strong Capital Position Tangible Common Equity Ratio* • Maintained dividend throughout economic 10.50% downturn 9.50% • Increased quarterly dividend three times since 2Q16 8.50% • Regulatory capital ratios are well above the minimum for well-capitalized classification 7.50% • Capital level positions the Company for future 6.50% growth and geographic expansion • Proactive capital plan: 5.50% • Raised $98.2M of subordinated notes in 3Q 4.50% 2016 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Renasant • Raised $84.1M of common equity in 4Q 2016 Capital 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Tangible Common 6.64% 7.52% 7.54% 7.52% 7.80% 8.03% 9.00% 9.16% 9.31% 9.03% 9.56% 9.36% 9.35% Equity* Leverage 8.68% 9.53% 9.16% 9.19% 9.18% 9.38% 10.59% 10.39% 10.68% 10.05% 10.18% 10.61% 10.65% Tier 1 Risk 11.41% 12.45% 11.51% 11.38% 11.56% 11.57% 12.86% 12.93% 12.86% 12.26% 12.39% 12.41% 12.73% Based Total Risk 12.58% 13.54% 12.32% 12.17% 12.31% 13.84% 15.03% 15.11% 15.00% 14.30% 14.46% 14.44% 14.75% Based Tier 1 Common N/A N/A 9.99% 9.88% 10.13% 10.16% 11.47% 11.69% 11.65% 11.21% 11.34% 11.38% 11.71% Equity 31 * Excludes intangible assets. See slide 40 for reconciliation of Non-GAAP disclosure to GAAP.

Consistent and Strong Dividend Dividends Per Share – Annual Payout Dividends Per Share – Quarterly Payout $0.80 $0.25 $0.70 $0.20 $0.60 $0.50 $0.15 $0.40 $0.10 $0.30 $0.20 $0.05 $0.10 $0.00 $0.00 32

Poised for Growth with Added Shareholder Value . $10.5B franchise well positioned in attractive markets in the Southeast . Merger with Brand Group Holdings, Inc. will add $2.4B in assets, $1.9M in deposits and $1.9M in loans on the acquisition date . Strategic focus on expanding footprint • Acquisition • De Novo • New lines of business . Opportunity for further profitability improvement . Organic loan growth . Core deposit growth . Revenue growth . Declining credit costs . Strong capital position . Consistent dividend payment history 33

Appendix 34

Alabama – Central Region

RENASANT CORPORATION | Understanding You.

- Mazda and Toyota announced $1.6 billion investment creating up to 4,000 jobs by 2021
- Ranked #6 on the Area Development Top States for Doing Business 2016
- Honda, Hyundai, Mercedes-Benz and Toyota increasingly large presence
- Merger with Heritage Financial Group, Inc. (Nasdaq: HBOS) in July 2015 added approximately $90.0 million in loans, $141 million in deposits and 9 branches
- Opened Commercial Loan Production Office and Mortgage Production Office in Mobile, AL in Q1 2017
- 2nd largest research and technology park in the U.S
  - ✓ More than $1.4 billion in aerospace equipment exported in 2016
  - ✓ More than $8.4 billion in Department of Defense contracts

Alabama Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Regions Financial Corp.	$22,678	22.6 %	221
2	Banco Bilbao Vizcaya Argentaria SA	13,843	13.8	89
3	Wells Fargo & Co.	8,824	8.8	128
4	ServisFirst Bancshares Inc.	4,390	4.4	11
5	Synovus Financial Corp.	4,230	4.2	37
6	BB&T Corp.	3,889	3.9	82
7	PNC Financial Services Group Inc.	3,215	3.2	67
8	Cadence Bancorp.	2,791	2.8	26
9	Trustmark Corp.	1,598	1.6	44
10	Bryant Bank	1,271	1.3	15
16	Renasant Corp.	993	1.0	19
	Total Market	100,324	100.0	1,492

Deposit Market Share by County – Top 5 Presence in 4 of 10 counties



20.0%
15.0%
10.0%
5.0%
0.0%
17.5%
6.2%
0.4%
1.6%
1.0%
6.8%
12.0%
1.1%
0.6%
0.0%
Morgan
Shelby
Jefferson
Madison
Montgomery
Talladega
Chambers
Tuscaloosa
Lee
Mobile
Deposit Market Share Rank
2
5
16
13
12
5
3
14
16
21



Decatur
Huntsville
Birmingham
Tuscaloosa
ALABAMA
Montgomery
Mobile



35

Florida – Central Region . Entered the Florida market through the acquisition of HBOS. Florida Deposit Market Share  Moved into FL with 6 full-services branches along I-75 Deposits Market Rank Institution ($mm) Share Branches . Opened Mortgage Production Offices in Destin and Jacksonville in 1Q 1 Bank of America Corp. $108,279 19.8% 563 2017 2 Wells Fargo & Co. 79,721 14.6 621 3 SunTrust Banks Inc. 49,105 9.0 441 th . Florida would have the 19 largest economy in the world, if it were a 4 JPMorgan Chase & Co. 32,882 6.0 399 country 5 Citigroup Inc. 19,525 3.6 55 6 TIAA Board of Overseers 19,290 3.5 12 7 Regions Financial Corp. 18,994 3.5 323 . Publix Super Markets, Southern Wine & Spirits, Royal Caribbean Cruise, 8 BB&T Corp. 18,041 3.3 311 Darden Restaurants, CSX, and JM Family Enterprises are all 9 BankUnited Inc. 14,697 2.7 89 10 Toronto-Dominion Bank 12,714 2.3 152 headquartered in Florida 113 Renasant Corp. 238 0.0 6 Total Market 545,627 100.0 5,099 . Florida projected population growth is approximately 6.7% compared to the national average of 3.8% Deposit Market Share by County 4.0% 3.0% RNST Branches 2.2% 2.2% 2.0% 2.0% 1.0% 0.0% Marion Alachua Deposit Columbia Market 11 9 6 Share 36 Rank

Georgia – Eastern Region . Entered the North GA market through two FDIC loss share transactions Georgia Deposit Market Share  12 full-service locations Deposits Market  Rank Institution ($mm) Share Branches Expanded services include mortgage and wealth management personnel 1 SunTrust Banks Inc. $54,262 22.9% 230 2 Wells Fargo & Co. 36,811 15.5 265 3 Bank of America Corp. 35,762 15.1 170 . Grew GA presence by completing acquisition of HBOS 4 Synovus Financial Corp. 14,687 6.2 115 5 BB&T Corp. 11,995 5.1 147  6 Regions Financial Corp. 6,425 2.7 121 Added 20 full-service branches and 4 mortgage offices 7 United Community Banks Inc. 5,773 2.4 65 8 JPMorgan Chase & Co. 4,390 1.9 82  9 Bank of the Ozarks 3,995 1.7 67 Significantly ramps up our mortgage division 10 State Bank Financial Corp. 3,514 1.5 32 16 Renasant Corp. 1,780 0.8 37 . Enhanced GA presence by acquisition of KeyWorth Bank ($399 million in assets) in Total Market 236,981 100.0 2,323 April 2016  Approximately $284 million in loans, $347 million in deposits, and 4 full-service branches . Asset based lending division headquartered in Atlanta Deposit Market Share by County – Top 5 Presence in 10 of 22 counties 32.0% 26.9% 27.8% 24.0% 19.8% 16.8% 14.8% 16.0% 13.6% 11.8% 11.2% 11.5% 8.9% 7.2% 8.0% 4.7% 2.5% 2.5% 2.0% 1.1% 0.3% 0.7% 0.4% 0.5% 0.0% 0.1% 0.0% Lee Bibb Cook Cobb Troup Worth Fulton Bartow DeKalb Bulloch Pickens Forsyth Tattnall Appling Chatham Lowndes Gwinnett Cherokee Jeff Davis Jeff Muscogee Effingham Dougherty Deposit Market 14 1 7 4 2 21 12 3 8 9 2 12 4 20 3 17 5 4 4 11 24 13 Share Rank Source: SNL Financial 37 Green highlighting denotes top 5 deposit market share in respective county Deposit data as of 6/30/17

Mississippi – Western Region

RENASANT CORPORATION | Understanding You.

- Increased presence in Mississippi with the recent acquisition of Metropolitan BancGroup, Inc., which closed 7/1/17
  - ✓ Added 4-full service branches
- Columbus Air Force Base trains 1/3 of the nation's pilots, with an economic impact of $250 million
- Yokohama Tire Corporation announces plans to locate new commercial tire plant in West Point with an initial investment of $300 million and potentially more than $1 billion.
- In Blue Springs, MS, Toyota Motor Corp. announced a $170 million plant expansion, which will add 400 jobs.
- City of Tupelo/Lee County
  - ✓ Hosts one of the largest furniture markets in the U.S.
  - ✓ Home to one of the largest rubber / tire producers in the country

Mississippi Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Trustmark Corp.	$7,127	13.4 %	122
2	Regions Financial Corp.	7,085	13.4	127
3	BancorpSouth Inc.	5,746	10.8	97
4	Renasant Corp.	3,692	7.0	78
5	Hancock Holding Co.	3,126	5.9	39
6	Community Bancshares of Mississippi Inc.	2,278	4.3	35
7	BancPlus Corp.	2,155	4.1	56
8	Citizens National Banc Corp.	1,157	2.2	26
9	Planters Holding Co.	909	1.7	19
10	First Bancshares Inc.	885	1.7	17
	Total Market	$53,035	100.0	1,140



Clarksdale
Tupelo
Columbus
Greenville
MISSISSIPPI
Meridian
Vicksburg
Jackson
Hattiesburg
Gulfport

Deposit Market Share by County – Top 5 Presence in 24 of 28 counties



60.0%
45.0%
30.0%
15.0%
0.0%
46.9% 12.0% 29.1% 8.3% 26.6% 5.8% 47.9% 11.1% 29.6% 26.8% 10.3% 26.5% 21.3% 30.4% 16.5% 23.1% 8.7% 46.5% 9.1% 8.8% 21.6% 7.4% 0.6% 10.8% 8.6% 4.2% 11.3% 4.9%
Lee Madison Oktibbeha Desoto Monroe Rankin Attala Lafayette Prentiss Pontotoc Lowndes Winston Copiah Calhoun Grenada Clay Alcorn Choctaw Union Panola Yalobusha Bolivar Hinds Montgomery Tishomingo Neshoba Holmes Chickasaw
Deposit Market Share Rank
1 5 1 4 1 7 1 4 2 2 5 3 3 2 2 3 5 2 3 4 2 6 10 4 3 6 3 4

38

Tennessee – Northern Region

RENASANT CORPORATION | Understanding You.

- Our Tennessee Operations
  - ✓ The Knoxville/Maryville MSA location opened in late Q2 '12
  - ✓ East Tennessee operations currently have 4 full-service branches, $304 million in loans and $133 million in deposits
  - ✓ Metropolitan acquisition added two branches in each of Memphis and Nashville
  - ✓ New Healthcare Lending Group added in Nashville during 2015
- Tennessee ranked 4th best state to do business, per Area Development magazine
  - ✓ Driven by VW, Nissan and GM, Tennessee named the #1 state in the nation for automotive manufacturing strength
  - ✓ Unemployment rate continues to improve declining to 3.4% from 10.4% in January 2010, down 1.6% since last November

Tennessee Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	First Horizon National Corp.	$22,935	15.5 %	202
2	Regions Financial Corp.	18,659	12.6	223
3	SunTrust Banks Inc.	13,651	9.3	127
4	Bank of America Corp.	11,459	7.8	58
5	Pinnacle Financial Partners Inc.	9,659	6.6	46
6	FB Financial Corp.	3,567	2.4	69
7	U.S. Bancorp	3,221	2.2	103
8	Franklin Financial Network Inc.	2,878	2.0	14
9	BB&T Corp.	2,713	1.8	47
10	Wilson Bank Holding Co.	2,022	1.4	27
15	Renasant Corp.	1,522	1.0	22
	Total Market	147,560	100.0	2,116

Deposit Market Share by County – Top 5 Presence in 2 of 8 counties



12.0%
9.0%
6.0%
3.0%
0.0%
3.7%
1.1%
0.8%
2.7%
2.2%
1.2%
11.1%
0.5%
Shelby
Davidson
Williamson
Blount
Washington
Sumner
Crockett
Sullivan
Deposit Market Share Rank
5
12
17
8
11
16
3
12

- In the Nashville market, Hospital Corporation of American announced an expansion that will create 2,000 jobs
- #1 single-family housing market in the country
  - ✓ Housing prices appreciated 8% in the last year, and 23.3% in the last 3 years
- The Memphis MSA market ranked #1 for Logistics Leaders both nationally and globally
  - ✓ Bass Pro Shops, $70 million hotel in conjunction with their Pyramid flagship store
- Fortune 500 company, Royal Phillips to expand in Tennessee, creating nearly 1,000 jobs in Nashville and Franklin



Clarksville
Nashville
Murfreesboro
Jackson
TENNESSEE
Memphis
Chattanooga
Morristown
Knoxville
Johnson City

Source: SNL Financial - Green highlighting denotes top 5 deposit market share in respective county
Deposit data as of 6/30/17

39

Reconciliation of Non-GAAP Disclosures Tangible Common Equity 40

Reconciliation of Non-GAAP Disclosures Efficiency Ratio 41

Reconciliation of Non-GAAP Disclosures Efficiency Ratio (Excluding Mortgage) 42

Reconciliation of Non-GAAP Disclosures Non Interest Income 43

Reconciliation of Non-GAAP Disclosures Diluted Earnings Per Share 44

Reconciliation of Non-GAAP Disclosures Return on Assets 45

Reconciliation of Non-GAAP Disclosures Return on Tangible Equity 46

Additional Information In connection with the proposed merger of Brand into Renasant, on June 27, 2018 Renasant filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement for Brand that also constitutes a definitive prospectus of Renasant, and Renasant may file additional documents concerning the proposed merger. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY INVESTMENT DECISION, BRAND INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENASANT, BRAND AND THE PROPOSED MERGER. The definitive proxy statement/prospectus was mailed to shareholders of Brand on June 27, 2018. Investors may also obtain copies of the proxy statement/prospectus and other relevant documents (when they become available) free of charge at the SEC’s Web site (www.sec.gov). In addition, documents filed with the SEC by Renasant will be available free of charge from Kevin Chapman, Chief Financial and Operating Officer, Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38804-4827, telephone: (662) 680-1450. 47

Investor Inquiries E. Robinson McGraw Chairman of the Board and Executive Chairman 209 TROY STREET TUPELO, MS 38804-4827 C. Mitchell Waycaster President and Chief Executive Officer PHONE: 1-800-680-1601 FACSIMILE: 1-662-680-1234 Kevin D. Chapman WWW.RENASANT.COM Senior Executive Vice President, WWW.RENASANTBANK.COM Chief Financial Officer and Chief Operating Officer 48